Exhibit 99.1

LIMITED LIABILITY PARTNERSHIP EXECUTION COPY

PXRE REINSURANCE LTD.

AS BORROWER

AND

BARCLAYS BANK PLC

AS ISSUER

_______________________________________

GLOBAL AMENDMENT AGREEMENT
_______________________________________

Dated as of

December 31, 2005

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THIS AGREEMENT is made as of December 31, 2005 among:

(1)	PXRE REINSURANCE LTD., a corporation organized under the laws of Bermuda, as Borrower; and

(2)	BARCLAYS BANK PLC, as Issuer.

(A)	WHEREAS, pursuant to a letter of credit facility agreement dated as of June 25, 2004 (as amended, increased or otherwise modified from time to time, the “Credit Agreement” ) between, PXRE Reinsurance Ltd., as Borrower and Barclays Bank PLC, as Issuer, the Issuer issued certain letters of credit in accordance with the terms of the Credit Agreement.

(B)	WHEREAS, in order to secure its liabilities under the Credit Agreement, the Borrower entered into a Security Agreement dated as of 25 June 2004 (as amended or otherwise modified from time to time, the “Security Agreement” ) in favor of Barclays Bank PLC, as Issuer, and the Borrower granted a security interest in the Collateral (as defined therein) to the Issuer.

(C)	WHEREAS, the parties entered into a Global Amendment Agreement dated as of January 28, 2005 pursuant to which the Credit Agreement and Security Agreement were amended to increase the Commitment and extend the LC Facility Termination Date (as such capitalized terms are defined in the Credit Agreement).

(D)	WHEREAS the parties desire to further increase the Commitment and to further extend the LC Facility Termination Date and make certain other amendments to the documents described above, all as set out below.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement:

“Amended Agreement” means the Original Credit Agreement as previously amended and as amended by this Agreement.

“Effective Date” shall have the meaning given to it in Clause 5.1.

“Original Credit Agreement” means the Credit Agreement defined in the Recitals.

1.2	Incorporation of Defined Terms

Terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Original Credit Agreement.

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1.3	Clauses

(a)	In this Agreement any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

(b)	Clause and Schedule headings are for ease of reference only.

2.	REPRESENTATIONS

The Borrower repeats the representations set out in Clause 5 (Representations and Warranties) of the Amended Agreement as if each reference in those representations to “this Agreement” includes a reference to (a) this Agreement and (b) the Amended Agreement.

3.	AMENDMENTS

3.1	Amendment of the Original Credit Agreement

With effect from the Effective Date:

3.1.1	the Original Credit Agreement shall be amended as follows:

(a)	The definition of “LC Facility Termination Date” shall be deleted in its entirety and replaced with the following:

“LC Facility Termination Date” means 31 December 2006.

(b)	The definition of “Aggregate Facility LC Commitment” shall be deleted in its entirety and replaced with the following:

“Aggregate Facility LC Commitment” means the commitment of the Issuer to issue Facility LCs from time to time issued or outstanding under Clause 2 (The Letter of Credit Facility), in an aggregate amount not to exceed $250,000,000 at any time outstanding, as such amount may be increased or decreased from time to time pursuant to the terms hereof.

(c)	The definition of “MBS Securities” shall be deleted in its entirety and replaced with the following:

“MBS Securities” means mortgage-backed securities issued by any institution (including Freddie Mac, Fannie Mae and Ginnie Mae) and which are rated at least AAA by S&P or Aaa by Moody's and have an Average Life of less than eight years.

(d)	The following definition shall be inserted into Clause 1 of the Credit Agreement:

“Average Life” means the average length of time before the principal of the applicable security is scheduled to be repaid as estimated by the Borrower's fixed income investment manager, General Re – New England Asset Management, or such other fixed income manager or managers that the Borrower may appoint from time to time.

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(e)	Every reference to $135,000,000 shall be replaced with $250,000,000.

(f)	Clause 2.12 shall be deleted in its entirety and replaced with the following:

2.12 Renewal Fee

The Borrower shall pay to the Issuer a renewal fee of 0.03 percent of $135,000,000 and of 0.05 percent of $115,000,000 (the amount of the increase in the Aggregate Facility LC Commitment), for a total of $98,000. Upon any further renewal of the LC Facility, provided no other terms are changed other than the LC Facility Termination Date, the Borrower shall pay to the Issuer a fee of 0.03 percent of the new Aggregate Facility LC Commitment. If the Aggregate Facility LC Commitment is increased the Issuer reserves the right to increase this fee. For the avoidance of doubt, this Clause 6.2 imposes no obligation on the Issuer to renew the facility beyond the LC Facility Termination Date.

(g)	The reference to “five (5)” Business Days in Clause 6.1.4 shall be deleted and “fourteen (14)” Business Days shall be inserted in substitution therefore.

(h)	Clause 5.9 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

The Borrower does not have any subsidiaries except PXRE Holding (Ireland) Limited, an Irish Holding company and PXRE Reinsurance (Barbados) Ltd., a Barbados corporation and reinsurance company, and any subsidiaries of such subsidiaries.

(i)	Schedule 1 to the Credit Agreement shall be amended and supplemented by adding the following two officers of the Borrower to the list of Authorized Officers of the Borrower set forth thereon:

Nadia Dattilo, Vice President – Finance

Leatrice Roman, Assistant Vice President – Finance

3.2	Amendment of the Security Agreement

3.2.1	With effect from the Effective Date, all references in the Security Agreement to “Credit Agreement” shall be deemed to be references to “Credit Agreement, as amended, increased or otherwise modified from time to time” .

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing Obligations

The provisions of the Original Credit Agreement and the Security Agreement shall, save as amended in this Agreement, continue in full force and effect.

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4.2	Further Assurance

The Borrower shall, at the request of the Issuer and at its own expense, do all such acts and such things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

4.3	Security Agreement

In accordance with the terms of the Security Agreement, the Issuer hereby gives notice to the Borrower, and the Borrower acknowledges such notice, to deliver such additional Collateral as is necessary for the Borrower to comply with Clause 6.11 (Adjusted Collateral Value) of the Amended Agreement.

5.	CONDITIONS AND CONFIRMATIONS

5.1	Conditions precedent

This Agreement shall not become effective until the day the Issuer confirms to the Borrower that it has received, in form and substance satisfactory to it, each of the documents set out in Schedule 1 (Conditions Precedent) (the “Effective Date” ).

5.2	Security Interest Confirmation

The Borrower hereby confirms that the security interest granted to the Issuer under the Security Agreement shall continue to apply to the Amended Agreement.

6.	FEES, COSTS AND EXPENSES

6.1	Amendment Fee

The Borrower shall pay to the Issuer a renewal fee of $98,000 set out in the Amended Agreement (the “Amendment Fee” ), to be paid within two weeks of signing this Agreement.

6.2	Transaction Expenses

The Borrower shall promptly on demand pay the Issuer the amount of all costs and expenses (including legal fees) reasonably incurred by the Issuer in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.3	Enforcement Costs

The Borrower shall, within three Business Days of demand, pay to the Issuer the amount of all costs and expenses (including legal fees) incurred by the Issuer in connection with the enforcement of, or the preservation of any rights under this Agreement.

6.4	Stamp Taxes

The Borrower shall pay and, within three Business Days of demand, indemnify the Issuer against any cost, loss or liability that the Issuer incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

7.	MISCELLANEOUS

7.1	Incorporation of Terms

The provisions of Clause 9 (General Provisions) of the Original Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.

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7.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT is effective as of the Effective Date.

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SCHEDULE 1 Conditions Precedent

1.	Borrower

1.1	Certified copies of constitutional documents of the Borrower.

1.2	A copy of the resolutions of the board of directors:

1.2.1	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

1.2.2	authorizing a specified person or persons to execute this Agreement on its behalf; and

1.2.3	authorizing a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

1.3	A specimen of the signature of each person authorized by the resolution referred to in paragraph 1.2 above.

1.4	Certificate of Compliance with respect to the Borrower dated the date hereof issued by the Bermuda Registrar of Companies under the Bermuda Companies Act 1981.

1.5	Certificate of Compliance with respect to the Borrower dated the date hereof issued by the Bermuda Monetary Authority under the Bermuda Insurance Act 1978.

2.	Legal Opinions

2.1	A legal opinion of Clifford Chance LLP, as special New York counsel to the Issuer.

2.2	A legal opinion of in-house counsel to the Borrower in form and substance satisfactory to the Issuer.

3.	Other documents and evidence

3.1	A copy of any other authorization or other document, opinion or assurance which the Issuer considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transaction contemplated by this Agreement or for the validity and enforceability of this Agreement.

3.2	Evidence that the Amendment Fee has been paid.

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SIGNATURES

PXRE REINSURANCE LTD.
as Borrower

By: /s/ Robert P. Myron

Name: Robert P. Myron

Title: Executive Vice President & Chief Financial Officer

BARCLAYS BANK PLC
as Issuer

By: /s/ Richard Askey

Name: Richard Askey

Title: Director – Insurance